                                         SECURITIES AND EXCHANGE COMMISSION
                                               Washington, D.C.  20549

                                               -----------------------

                                                      FORM 8-K

                                                   CURRENT REPORT
                                               -----------------------

                                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                                           SECURITIES EXCHANGE ACT OF 1934

                                                   March 21, 2001
                                  DATE OF REPORT (Date of earliest event reported)

                                                   DILLARD'S, INC.
                               (Exact name of registrant as specified in its charter)

         DELAWARE                                      1-6140                              71-0388071
       (State or other                               (Commission                         (IRS Employer
     jurisdiction of incorporation)                  File Number)                        Identification Number)

                                  1600 Cantrell Road, Little Rock, Arkansas  72201
                                      (Address of principal executive offices)
                                                     (Zip Code)

                                                   (501) 376-5200
                                (Registrant's telephone number, including area code)

Item 5.  Other Events

On March 21, 2001, the Company  issued a press release  announcing  its unaudited  operating  results for its fourth quarter and fiscal year ended  February 3, 2001.The  Company  expects to file its Annual Report on Form 10-K for the fiscal year ended  February 3, 2001 during  April 2001.  Such report will include its audited  financial  statements for the fiscal year ended February 3,  2001("fiscal  2000"),  and will include a discussion of the accounting change adopted by the Company  effective the beginning of fiscal 2000.  Included in its March 21, 2001 press  release,  the
Company reported the following with respect to such accounting change:

"Effective the beginning of fiscal 2000,  the Company  changed its method of accounting  for  inventories  under the retail inventory method. The change  principally  relates to the Company's  accounting for allowances  received from vendors,  from recording such allowances  directly as a reduction to cost of sales to recording such allowances as a reduction to inventoriable  product cost. The cumulative  effect of the accounting  change was to reduce fiscal 2000 net income by $130 million  ($1.42 per fully diluted  share).  The effect of adopting the new method was to increase both income before extraordinary item and net income by $30 million ($.33 per share) for the fiscal year."

The effect of  adopting  the new  method on its  operating  results  for the fourth  quarter  and fiscal  year ended
February 3, 2001 was included in the unaudited financial  statements  presented in the March 21, 2001 press release.
However,  the change in  accounting  method  will also impact the  Company's  operating  results  for the  quarterly periods ended April 29, 2000, July 29, 2000, and October 28, 2000,  which were previously  presented under the prior accounting  method.  Accordingly,  as a result of the  accounting  change which was  effective  at the  beginning of fiscal 2000, the Company will restate its previously filed  unuaudited  interim  financial  statements for the first three  quarterly  reporting  periods of fiscal 2000.  Such  restated  results will be presented in a footnote to the audited  financial  statements  for fiscal 2000 to be included in the Company's  Form 10-K, as well as in its future filings on Form 10-Q for fiscal 2001.

In order to dissemminate such information  sooner, the Company has included in this filing its unaudited  statements of operations for the interim periods in fiscal 2000,  which reflect the accounting  change  effective the beginning of fiscal 2000.

                                          Dillard's, Inc. and Subsidiaries
                                  Condensed Consolidated Statements of Operations
                                    (Amounts in Millions, Except Per Share Data)
                                                    (Unaudited)

                                                                             Quarterly Period Ended
                                                         --------------------------------------------------------

                                                             April 29,       July 29,    October 28,  February 3,
                                                                2000            2000          2000        2001
                                                         --------------------------------------------------------

Net sales                                                        $ 2,083        $ 1,843      $ 1,979     $ 2,662
Total revenues                                                     2,146          1,902        2,047       2,723
Cost of sales                                                      1,369          1,228        1,391       1,815
Advertising, selling, administrative
    and general expenses                                             536            523          541         620
Depreciation and amortization                                         76             76           77          74
Rentals                                                               16             16           17          27
Interest and debt expense                                             59             57           52          56
Asset impairment and store closing charges                             -              -            -          51
                                                         --------------------------------------------------------

  Total costs and expenses                                         2,056          1,900        2,078       2,643
                                                         --------------------------------------------------------

Income (loss) before income taxes                                     90              2          (31)         80
Income taxes (benefits)                                               34              1          (12)         21
                                                         --------------------------------------------------------
Income (loss) before extraordinary item and cumulative
  effect of accounting change                                         56              1          (19)         59
Extraordinary gain on early extinguishment of debt,
  net of taxes                                                         -              4           16           7
Cumulative effect of accounting change, net of taxes                (130)             -            -           -
                                                         --------------------------------------------------------
Net income (loss)                                                $   (74)        $    5       $   (3)         66
                                                         --------------------------------------------------------

Basic and diluted earnings per share:
Income (loss) before extraordinary item and cumulative
  effect of accounting change                                      $0.58          $0.01       ($0.21)      $0.69
Extraordinary gain on early extinguishment of debt,
  net of taxes                                                         -           0.05         0.17        0.09
Cumulative effect of accounting change, net of taxes               (1.36)             -            -           -
                                                         --------------------------------------------------------
Net income (loss)                                                 ($0.78)         $0.06       ($0.04)      $0.78
                                                         --------------------------------------------------------

Weighted average shares:
  Basic                                                             95.6           92.7         90.7        85.6
                                                         --------------------------------------------------------
  Diluted                                                           95.6           92.7         90.7        85.7
                                                         --------------------------------------------------------

                                                      SIGNATURE

                  Pursuant to the  requirements  of the  Securities  Exchange Act of 1934,  the  Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                            DILLARD'S, INC.
                                       (Registrant)

                                               By:__/s/ James I.Freeman____
                                                       James I. Freeman
                                                     Senior Vice President and
                                                      Chief Financial Officer

Date: March 27, 2001